UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-22933

Date of Notification: March 26, 2026

2. Exact name of Investment Company as specified in registration statement:

Apollo Diversified Real Estate Fund

3. Address of principal executive office: (number, street, city, state, zip code)

Apollo Global Management, Inc.

9 West 57th Street, New York

New York 10019

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Ryan Del Giudice
Ryan Del Giudice
Assistant Secretary

Apollo Diversified Real Estate Fund

Spring Investor Update

March 26, 2026

CLASS A SHARE (NASDAQ: GIREX) INCEPTION THROUGH 2/28/261

Performance
Cumulative Return	81.12%
Annualized Return	5.22%
Standard Deviation	4.45%
The Fund’s Standard Deviation (a measure of volatility/risk) was 4.45%, more than three times less than the S&P 500 Index (14.63%) over the same period.
Sharpe Ratio	0.72
Alpha	1.25%
Beta	0.17
Private Fund Diversification[2] As of 1/2/26
$255.08 Billion Gross Asset Value
4,017 investments diversified by sector, geography, and manager

Dear Valued Shareholders,

We are pleased to present the Spring 2026 Investor Update for Apollo Diversified Real Estate Fund (the “Fund”). We greatly appreciate the support of our shareholders, and we seek to remain true to the Fund’s stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception on June 30, 2014, through February 28, 2026, the Fund’s load-waived Class A shares generated a(n):1

Total cumulative return of 81.12% and a 5.22% annualized return.
Sharpe ratio of 0.72.
Standard deviation of 4.45%, which is in line with the standard deviation for the Bloomberg U.S. Aggregate Bond Index (4.79%).
Alpha of 1.25%.
Beta of 0.17.

The U.S. economy grew at a moderate pace in 2025, supported by continued consumer spending and business investment, though momentum cooled toward year-end. Real GDP growth decelerated to an annualized rate of 0.7% in Q4 2025, reflecting the drag from the federal government shutdown, weaker export activity, and a labor market that has gradually shifted to a more cautious equilibrium.3 The unemployment rate rose to 4.4% in February 2026 and non-farm payrolls contracted by 92,000, reflecting a slower pace of hiring rather than a broader weakening in economic conditions.4 Inflation has continued to ease from prior peaks, with the Consumer Price Index (“CPI”) rising 2.4% year-over-year as of

Past performance is not indicative of future results. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Actual results may vary. Fund performance based on load-waived, Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. As of 2/28/26, the Fund’s load-waived Class A share had a ten-year annualized return of 4.75%, a five-year annualized return of 4.76% and a one-year return of 2.82%. As of 2/28/26, the Fund’s Class A share with load (adjusted for initial maximum sales charge of 5.75%) had a since inception annualized return of 4.69%, a ten-year annualized return of 4.13%, a five-year annualized return of 3.52%, and a one-year return of -3.09%. Per the Fund’s most recent prospectus the total annual expense ratio without any fee waiver or reimbursement is 2.19% for Class A shares. Certain of these returns reflect the impact of fee waivers and expense limitation and reimbursement agreements in effect during the given period. The Fund’s current expense limitation and reimbursement agreement will remain in effect at least through May 31, 2027. The fees and expenses provided herein are as of the date of the Fund’s most recent prospectus and are qualified in their entirety by the Fund’s prospectus. Actual expenses may be greater or less than shown. Fees and expenses can vary materially. These expense figures should not be considered a representation of future expenses. Subject to change without notice. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but exclude any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. The most recent performance is available at www.apollo.com/adref or by calling 888.926.2688.

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FUND PERFORMANCE SINCE INCEPTION (7/1/14 to 2/28/26)1

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE FUND INCEPTION

PERFORMANCE METRICS

	CUMULATIVE RETURN	ANNUALIZED RETURN	STANDARD DEVIATION	SHARPE RATIO	ALPHA	BETA
Apollo Diversified Real Estate Fund (NASDAQ: GIREX)	81.12%	5.22%	4.45%	0.72	1.25%	0.17
S&P 500 Index	331.39%	13.35%	14.63%	0.77	0.00%	1.00
Bloomberg U.S. Aggregate Bond Index	27.26%	2.09%	4.79%	0.02	-1.18%	0.12

RISK & RETURN

Past performance is not indicative of future results. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Actual results may vary. Fund performance based on load-waived, Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. Per the Fund’s most recent prospectus, the total annual expense ratio without any fee waiver or reimbursement is 2.19% for Class A shares. Certain of these returns reflect the impact of fee waivers and expense limitation and reimbursement agreements in effect during the given period. The Fund’s current expense limitation and reimbursement agreement will remain in effect at least through May 31, 2027. The fees and expenses provided herein are as of the date of the Fund’s most recent prospectus and are qualified in their entirety by the Fund’s prospectus. Actual expenses may be greater or less than shown. Fees and expenses can vary materially. These expense figures should not be considered a representation of future expenses. Subject to change without notice. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but exclude any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. The most recent performance is available at www.apollo.com/adref or by calling 888.926.2688.

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February 2026, remaining modestly above the Federal Reserve’s (the “Fed”) 2% target.4 Against this backdrop, the Fed held the federal funds target range steady at 3.50% to 3.75% at both its January and March meetings, signaling patience as it weighs labor market softness against lingering price pressures.5 The consensus forecast calls for Real GDP growth of 2.5% for 2026, reflecting a base case that remains expansionary.13 Market participants continue to closely monitor real-time data amid renewed geopolitical tensions and evolving trade policy, alongside the upcoming transition in Federal Reserve leadership, as they assess the implications for economic growth, inflation, and the path of monetary policy.

The backdrop for commercial real estate has continued to firm, with the NCREIF Fund Index – Open End Diversified Core Equity (“NFI-ODCE”), a widely used benchmark for institutional-quality private real estate, posting its sixth consecutive quarter of positive returns in Q4 2025.6 Total commercial real estate investment volume reached $545 billion in 2025, up 23% year-over-year, as improved capital market conditions supported transaction activity.7 In our view, commercial real estate remains well positioned, as these trends suggest the market is entering a more sustained period of stabilization and gradual recovery, enhancing the sector’s relative attractiveness within the broader risk asset universe.

The Fund’s portfolio management team utilizes active management to allocate to sectors that can benefit from secular demand tailwinds, with exposure to high-conviction themes such as industrial, residential, and certain specialty and retail property types, which together represented approximately 90% of the Fund’s private equity portfolio as of January 2, 2026.2 These sectors are supported by durable structural demand drivers, including demographic shifts, evolving consumer behavior, and technological innovation. This positioning, combined with active portfolio management, has contributed to attractive relative performance across market cycles. Since inception on June 30, 2014 through December 31, 2025, the Fund’s private real estate portfolio has generated an annualized excess return of 229 basis points relative to the NFI-ODCE.1, 6 The portfolio management team continues to assess and execute on opportunities across the Fund’s high-conviction themes as market conditions and relative value evolve.

Industrial market conditions remained supported by steady demand for logistics space, while moderating supply growth contributed to a more constructive backdrop. E-commerce sales totaled approximately $1.23 trillion in 2025, increasing 5.4% year-over-year, reinforcing the durability of logistics-driven demand.8 Manufacturing-related leasing also grew significantly as occupiers expanded domestic production capacity to reduce exposure to trade volatility and bring supply chains closer to end consumers, representing a trend that CBRE Econometric Advisors expects to persist as companies continue to diversify through onshore facility investment.7 In Q4 2025, net absorption totaled approximately 64.5 million square feet, while roughly 68.1 million square feet of completions contributed to the national vacancy rate increasing to 6.7%, remaining in-line with the sector’s historical average.7 Market pressure remained concentrated in older and less functional product, while availability within stock built since 2022 declined meaningfully, reflecting continued demand for modern logistics space. New supply is also expected to become more manageable, with national completions projected to total approximately 203.9 million square feet over the next year, more than 50% below the 2023 peak.7 As supply growth continues to moderate, operating conditions and occupancy in the industrial sector are expected to improve.

Multifamily fundamentals remained relatively stable in Q4 2025, with national occupancy at 95.1%, above the historical average, as affordability constraints in the for-sale housing market continued to support renter demand.7 As of Q4 2025, the average payment on a new mortgage was 102% higher than the average rent payment, highlighting the elevated cost of homeownership.7 Housing affordability remained stretched, with the housing cost-to-income ratio at 39.9%, well above its long-term norm while the median age of first-time homebuyers reached an all-time high in 2025, further illustrating how affordability constraints are delaying homeownership.9, 10 In Q4 2025, multifamily completions totaled approximately 95,000 units, while net absorption was negative, reflecting a market still working through elevated deliveries.7 Nevertheless, annual completions have declined substantially from their 2024 peak, with new supply expected to contract by approximately 14% year-over-year in 2026.7 A more subdued delivery pipeline could improve the medium-term supply outlook and support rent growth as demand stabilizes.

The specialty sector includes properties that are purpose-built and influenced by supply and demand dynamics that differ from traditional property types. Student housing, a notable specialty property type, remained supported by healthy early leasing activity entering the 2026–2027 academic year, with Yardi Matrix reporting a preliminary January 2026 prelease rate of 52.3%, up 6.7% from the prior year.11 Rent growth remained muted, however, with average rent per bed at $915 in January 2026, down 0.2% year-over-year, reflecting the impact of recent deliveries in select university markets.11 Healthy leasing momentum and continued enrollment growth could support stable operating conditions for student housing, particularly in markets where new supply remains more limited.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

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Retail continued to perform within one of the most supply-constrained backdrops across commercial real estate, which helped support fundamentals in well-located assets. Availability across neighborhood, community, and strip centers declined to 6.7% in Q4 2025, while net absorption remained positive at 3.4 million square feet.7 Strip center performance remained particularly firm, with lease rates near historical peaks at nearly 96%.12 New development also remained restrained, with completions continuing to track well below the historical average. This environment was particularly supportive of high-quality retail assets focused on essential and convenience-driven spending.

Office market conditions remained uneven, with performance continuing to vary meaningfully by asset quality and location. National vacancy was approximately 18.7% in Q4 2025, while net absorption remained positive, marking the seventh consecutive quarter of positive absorption.7 New supply continued to decline, with 2.3 million square feet delivered in Q4 2025, the lowest quarterly total since 2012, reinforcing the slowdown in new development.7 Performance remained highly bifurcated by asset quality, with prime building vacancy at 13.5% compared with 19.1% for non-prime space, underscoring the continued preference for higher-quality assets.7 While structural headwinds remain in place, slowing supply and continued demand for better-located, higher-quality assets support a more stable outlook for select parts of the office sector. The Fund maintained a meaningful office sector underweight relative to the NFI-ODCE, with exposure representing less than 150 basis points of the Fund’s private equity portfolio as of January 2, 2026, an active positioning decision that has contributed positively to relative performance since inception.2

The portfolio management team continued to actively allocate across quadrants (private equity, private debt, public equity, public debt), sectors, and markets to seek the best risk-adjusted returns. The Fund’s flexible strategy allows the portfolio management team to capitalize on pricing discrepancies that may emerge between public and private markets or between equity and debt securities, particularly during periods of market dislocation.

The Fund filed a post-effective amendment with the U.S. Securities and Exchange Commission on February 9, 2026, outlining a series of modernizing changes. These updates include a more comprehensive definition of real estate securities that reflects continued evolution in the broader real estate markets as well as enhanced execution capabilities through the inclusion of Apollo-originated investments. The Fund will continue to implement the same active management approach to portfolio construction that it has utilized since inception. We believe this will broaden the Fund’s opportunity set across high growth real estate sectors and provide additional flexibility and optionality to tactically capitalize on the best risk-adjusted returns available in the market today.

Given the nascent real estate recovery, we believe that the above mentioned updates will position the fund to take advantage of opportunities to drive additional returns in line with our existing strategy. Incorporating Apollo-originated private investments may enhance the Fund’s ability to express its high-conviction views across markets and sectors through more direct underwriting, structuring, and portfolio oversight. The structure of the Fund will remain unchanged, and investors will continue to benefit from daily net asset value (“NAV”) transparency and 1940 act governance.

As always, the Fund’s portfolio management team continues to seek attractive risk-adjusted return opportunities across real estate markets. We believe the Fund’s flexible investment approach, focus on relative value, underlying diversification, and ability to leverage the depth and breadth of the Apollo platform position it well as commercial real estate markets continue to evolve.

We thank you for your continued confidence and support.

Represents the views and opinions of Apollo Analysts at the time of this letter and is subject to change at any time without notice.

Apollo Diversified Real Estate Fund is a closed-end management investment company that is operated as an interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. There is no secondary market for the Fund’s shares and none is expected to develop. Please see the Fund’s current prospectus for further information on the Fund’s objective, strategy and risk factors.

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Endnotes

Important Note on Index Performance: Index performance is shown for illustrative purposes only and has limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number of investments, recycling or reinvestment of distributions, and types of assets). It may not be possible to directly invest in one or more of these indices and the holdings of the Fund may differ markedly from the holdings of any such index in terms of levels of diversification, types of securities or assets represented and other significant factors. Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of Apollo Diversified Real Estate Fund. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of future events or results.

1.	Past performance is not indicative of future results. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Actual results may vary. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but, unless otherwise noted, exclude any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/adref or by calling 888.926.2688. As of February 28, 2026, the Fund’s load-waived Class A share had a ten-year annualized return of 4.75%, a five-year annualized return of 4.76% and a one-year return of 2.82%. As of February 28, 2026, the Fund’s Class A share with load (adjusted for initial maximum sales charge of 5.75%) had a since inception annualized return of 4.69%, a ten-year annualized return of 4.13%, a five-year annualized return of 3.52%, and a one-year return of -3.09%. Class A share inception date: June 30, 2014. Alpha and beta calculation benchmark: S&P 500 Index.
2.	Fund holdings as of January 2, 2026. Fund size based on Gross Asset Value (GAV). Occupancy calculation is based on the Fund’s allocation to private real estate equity funds. Occupancy is the rate of which underlying properties are occupied, typically through leases. Leverage is the utilization of borrowings by the Fund’s underlying private real estate equity funds and does not represent the Fund’s direct use of leverage. The use of leverage increases investment risk and the potential for increased loss and could adversely affect market value of the Fund’s underlying private investment funds in periods of rising interest rates. Fund holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.
3.	U.S. Bureau of Economic Analysis.
4.	U.S. Bureau of Labor Statistics.
5.	Federal Reserve.
6.	Apollo Analysts, NCREIF Fund Index - Open End Diversified Core Equity Index (NFI-ODCE). The NFI-ODCE is a capitalization weighted index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. As of December 31, 2025, the Fund’s private real estate portfolio had a since inception annualized return of 7.38%. As of December 31, 2025, the NFI-ODCE had a since Fund inception annualized return of 5.09%. As of December 31, 2025, the NFI-ODCE had a quarterly net return of 0.70%.
7.	CBRE Econometric Advisors.
8.	U.S. Census Bureau.
9.	John Burns Research & Consulting.
10.	National Association of Realtors.
11.	Yardi Matrix.
12.	Green Street.
13.	Bloomberg.

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Glossary

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Consumer Price Index (CPI): A price index of a basket of goods and services paid by urban consumers.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

FTSE Nareit Equity REITs Index: A free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

NCREIF Fund Index – Open End Diversified Core Equity (NFI-ODCE or NCREIF ODCE Index): An index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. The NFI-ODCE is capitalization-weighted.

S&P 500 Index: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk-free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average three-month U.S. Treasury T-bill auction was used as the risk-free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

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Summary of Risk Factors

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Real Estate Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, as amended and restated from time to time, which can be obtained by visiting www.apollo.com/adref. Please read the prospectus carefully before investing.

The Fund is a diversified, closed-end management investment company that is operated as an interval fund. The Fund invests at least 80% of its total assets in real estate securities. This investment involves a high degree of risk. An investor should invest in the Fund only if the investor can afford the complete loss of an investment. Prospective investors should carefully read the Fund’s prospectus for a description of the risks associated with an investment in the Fund in determining whether an investment in the Fund is suitable. These risks include, but are not limited to, the following:

●	Limited Liquidity. An investor should consider an investment in the Fund to be of limited liquidity and is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. The Fund’s shares are not listed on any securities exchange, and no secondary public market for the sale of the Fund’s interests exists, nor is one likely or expected to develop. As described in the prospectus under “Quarterly Repurchases of Shares,” the Fund provides limited liquidity through quarterly offers to repurchase a limited amount of the Fund’s shares (at least 5% of the Fund’s outstanding shares); however, there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer.

●	Real Estate Industry Concentration. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by a number of factors, including, but not limited to the following: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

●	Use of Leverage. The Fund utilizes leverage which will magnify the potential for loss on amounts invested in the Fund.

●	Fees and Expenses. The Fund is subject to charges for management and other fees regardless of whether the Fund has a positive return. Please refer to the Fund’s prospectus for a complete description of expenses to be charged to the Fund.

●	Distributions. The Fund will ordinarily pay distributions, if any, once a quarter. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. The Fund may pay distributions in significant part from sources that may not be available in the future and that may be unrelated to the Fund’s performance, such as return of capital and borrowings. Shareholders should note that a return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. A portion of the Fund’s distributions includes return of capital. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com/adref, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the Fund’s website for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors.

●	Potential Loss of Investment. Investing in the Fund is speculative and involves a high degree of risk and no guarantee or representation is made that the Fund’s investment strategy will be successful under all market conditions, nor do we guarantee any level of return or risk. An investment in the Fund could require a long-term commitment, with limited liquidity and the risk of loss of capital. Investors must have the financial ability, sophistication, experience and willingness to evaluate the merits and bear the risks of such an investment. Such an investment is not suitable for all potential investors. Investors could lose part or all of an investment, and the Fund could incur losses in markets where major indices are rising and falling. Results could be volatile. Accordingly, investors should understand that past performance is not indicative nor a guarantee of future results. Investors in the Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.

Neither the SEC nor any state securities regulator has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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9 West 57th Street New York, NY 10019	212.515.3200 www.apollo.com/adref

This sales material must be accompanied or preceded by the prospectus and must be read in conjunction with the Fund’s prospectus in order to fully understand all the implications and risks of an investment in the Fund. This sales material is neither an offer to sell nor a solicitation of an offer to buy securities. Investments mentioned herein may not be suitable for prospective investors. An offering is made only by the prospectus, which must be made available to you prior to making a purchase of shares and is available at www.apollo.com/adref. Prior to making an investment, investors should read the prospectus, including the “Risk Factors” section therein, which contain the risks and uncertainties that we believe are material to the Fund’s business, operating results, and financial condition.

Forward-Looking Statement Disclosure

Certain information contained in this document constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words, or the negatives thereof. These may include financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. Apollo believes these factors include, but are not limited to, those described under the section entitled “Summary of Risk Factors”, which are further described in the Fund’s prospectus, and any such updated factors included in the Fund’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Fund’s prospectus and other filings. Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Additional Important Disclosure

Past performance is not indicative nor a guarantee of future returns.

This material is confidential and may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”) and is intended solely for the use of the persons to whom it has been delivered. This material does not constitute an offer to sell, or the solicitation of an offer to buy, any security, product or service. Apollo and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this material and is subject to change without notice of any kind. This material and the transactions, investments, products, services, securities or other financial instruments referred to in this material are not directed to, or intended for distribution to or use by, any person or entity who is a citizen or resident of or located in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to any laws or regulations. Recipients may only use this material to the extent permitted by the applicable laws and regulations and should be aware of and observe all such applicable laws and regulations.

Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are suitable only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss.

Opinions expressed herein reflect the current opinions of Apollo as of the date appearing in the materials only and are based on Apollo’s opinions of the current market environment, which is subject to change. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. This material is not complete and the information contained herein may change at any time without notice.

Apollo has not made any representation or warranty, expressed or implied, with respect to fairness, correctness, accuracy, reasonableness, or completeness of any of the information contained herein (including but not limited to information obtained from third parties unrelated to Apollo). Apollo has no responsibility to update any of the information provided in this material.

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its product marketing and distribution, and GCS is a wholesale marketing agent for Apollo-sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Real Estate Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

© 2026 Apollo Global Management, Inc. All rights reserved.

GFC001828 | Exp. 3.31.27	MPRO 6674 | ADREF-IU401674-0326A

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APOLLO DIVERSIFIED REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

March 26, 2026

Dear Apollo Diversified Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this notice is to inform you of the quarterly repurchase offer by Apollo Diversified Real Estate Fund (the “Fund”). Quarterly repurchase offers provide a degree of liquidity to shareholders of the Fund. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on March 26, 2026 and end on May 5, 2026 (the “Repurchase Request Deadline”). If you own shares through a financial intermediary, financial adviser or broker/dealer (“Financial Intermediary”), please contact your Financial Intermediary.

Please also note that Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

If you wish to tender shares, your Financial Intermediary will provide you with specific instructions. If you are unable to contact your Financial Intermediary or own shares directly and wish to tender shares, you can alternatively complete the Repurchase Request Form.

IMPORTANT

All repurchase requests must be received in good order prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

If you have any questions, please refer to the attached Repurchase Offer or contact your Financial Intermediary. You may also contact us directly at 1-888-926-2688.

Sincerely,

Apollo Diversified Real Estate Fund

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APOLLO DIVERSIFIED REAL ESTATE FUND REPURCHASE OFFER

1 THE OFFER	Apollo Diversified Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of the Fund’s issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) (“Repurchase Offer Amount”) as of the Repurchase Request Deadline (as defined below) at a price equal to the net asset value (“NAV”) of the applicable class of shares as of the close of regular business trading on the New York Stock Exchange (“NYSE”) on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders, as no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current effective prospectus and statement of additional information.
2 NET ASSET VALUE

The Fund’s NAV on March 19, 2026 of the Class A shares (GIREX) was $24.26 per share, of the Class C shares (GCREX) was $22.38 per share, of the Class I shares (GRIFX) was $24.92 per share, of the Class L shares (GLREX) was $23.77 per share and of the Class M shares (GMREX) was $23.15 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below).

The Fund’s NAV fluctuates. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you submit your repurchase request.

The current NAV may be obtained by calling 1-888-926-2688 and asking for the most current NAV per share or by visiting www.apollo.com/adref. The shares of the Fund are not traded on any organized market or securities exchange.

3 REPURCHASE REQUEST DEADLINE	All repurchase requests must be received in good order prior to 4:00 p.m., Eastern Time, on May 5, 2026.
4 REPURCHASE PRICING DATE	The NAV used to calculate the repurchase price will be determined as of the close of regular business trading on the NYSE on May 5, 2026 (the “Repurchase Pricing Date”). There is a risk that the NAV per share fluctuates between the date on which you submit your repurchase request and the Repurchase Pricing Date, and that the NAV on the Repurchase Pricing Date may be higher or lower than the NAV on the date you submit your repurchase request.
5 PAYMENT FOR SHARES REPURCHASED	The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.
6 INCREASE IN NUMBER OF SHARES REPURCHASED

If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. There is no assurance that you will be able to sell as many of your shares as you desire to sell in the repurchase offer or in any subsequent repurchase offer. If a portion of your shares were not repurchased due to proration, you will have to wait until the next quarterly repurchase offer to submit a new repurchase request if you still wish to tender your shares for repurchase.

With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, and the Fund repurchases shares on a pro rata basis, it may result in the shareholder not receiving the full amount of a required minimum distribution.

7 WITHDRAWAL OR MODIFICATION	Requests to repurchase shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on May 5, 2026.

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APOLLO DIVERSIFIED REAL ESTATE FUND REPURCHASE OFFER

8 SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER

The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

●    If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

●    For any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

●    For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund’s NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

●    For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9 TAX CONSEQUENCES	You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held.
10 CONTINGENT DEFERRED SALES CHARGES ON CLASS C SHARES	Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.
11 NO REPURCHASE FEE	The Fund does not charge a transaction fee to repurchase Fund shares. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase. If your shares are held at a Financial Intermediary, your intermediary may charge transaction or other fees in connection with your repurchase request.
12 REPURCHASE REQUESTS IN PROPER FORM

All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, Apollo Real Estate Fund Adviser, LLC (the “Adviser”), Aon Investments USA Inc. (the “Sub-Adviser”), SS&C GIDS, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Adviser, nor the Distributor, is or will be obligated to ensure that your Financial Intermediary, or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your Financial Intermediary.

If this repurchase request is due to shareholder death, please call the Fund at 1-888-926-2688 or contact your Financial Intermediary regarding additional required documentation (such as a death certificate).

RE-IU110107DIRECT (0326)

REPURCHASE REQUEST FORM MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, TUESDAY, MAY 5, 2026

REGULAR MAIL:	OVERNIGHT MAIL:

Apollo Diversified Real Estate Fund c/o	Apollo Diversified Real Estate Fund
c/o SS&C GIDS, Inc.	c/o SS&C GIDS, Inc.
P.O. Box 219133	801 Pennsylvania Ave
Kansas City, MO 64121-9133	Suite #219133
Kansas City, MO 64105-1307

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to 5% of the outstanding shares of the Apollo Diversified Real Estate Fund, and that if shareholders request to repurchase more than the Repurchase Offer Amount, the Fund may repurchase shares on a pro rata basis which may result in the Fund not repurchasing the full amount of the shares that I am requesting.

For Class C Shareholders Only: I understand that tendering Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

NAME(S) OF REGISTERED SHAREHOLDERS

ACCOUNT NUMBER	INVESTOR ADDRESS	DAYTIME TELEPHONE NUMBER

SHARES TENDERED (Check one share class, reason for repurchase, and the number of shares or dollar amount as appropriate)

Class of Shares to be Tendered:

[ ] Class A Shares (GIREX)	[ ] Class C Shares (GCREX)	[ ] Class I Shares (GRIFX)
[ ] Class L Shares (GLREX)	[ ] Class M Shares (GMREX)

(if tendering more than one share class, please submit a separate form for each share class)

Reason for Repurchase:

[ ] Standard Repurchase	[ ] Repurchase Due to Death*

Tender Amount: [ ] Full Tender:	Please tender all shares in my account.
[ ] Partial Tender:	Please tender__________ shares from my account.	For Internal Use Only
[ ] Dollar Amount:	Please tender enough shares to net $__________.

*	If this repurchase request is due to shareholder death, please call the Fund at 1-888-926-2688 or contact your Financial Intermediary. Requests due to death are intended for natural persons and will require additional supporting documents.

RE-IU110107DIRECT (0326)

REPURCHASE REQUEST FORM MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, TUESDAY, MAY 5, 2026

PLEASE NOTE:

1.	A REPURCHASE REQUEST THAT DOES NOT SPECIFY A FULL REPURCHASE, NUMBER OF SHARES, OR A DOLLAR AMOUNT WILL BE REJECTED.
2.	THIS FORM MUST BE RECEIVED BY THE TRANSFER AGENT NO LATER THAN 4:00 P.M. EASTERN TIME ON THE REPURCHASE REQUEST DEADLINE. REPURCHASE REQUESTS RECEIVED BY THE TRANSFER AGENT CANNOT BE REVOKED AFTER THE REPURCHASE REQUEST DEADLINE.
3.	ANY REQUEST RECEIVED OUTSIDE OF AN ACTIVE REPURCHASE PERIOD OR REQUESTS FOR FUTURE REPURCHASE PERIODS WILL BE REJECTED.
4.	ALTERATIONS TO THIS FORM ARE PROHIBITED AND THE REQUEST WILL BE REJECTED.
5.	TO PREVENT BACKUP WITHHOLDING PLEASE ENSURE THAT A COMPLETED AND SIGNED APPLICATION FORM OR A FORM W-9 (OR FORM W-8 FOR NON-U.S. SHAREHOLDERS) HAS BEEN SUBMITTED PREVIOUSLY.
6.	CUSTODIAN APPROVAL IS REQUIRED FOR ACCOUNTS HELD THROUGH A CUSTODIAN. REPURCHASE REQUESTS FOR SUCH ACCOUNTS THAT DO NOT INCLUDE BOTH THE INVESTOR SIGNATURE(S) AND CUSTODIAN APPROVAL BY THE REPURCHASE REQUEST DEADLINE WILL NOT BE DEEMED IN GOOD ORDER.

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholder(s) and mailed to the address of record.

Alternative mailing instructions:

Signature and certification:

Your signature(s) below must correspond exactly with the Authorized Person(s) elected on the account.

I acknowledge that:

●	Provision of this form should not be construed to cause the Fund, or its affiliates, to become an investment advice fiduciary under ERISA or the Internal Revenue Code.
●	I certify that I am authorized to make these elections and that all information provided is true and accurate.
●	No tax or legal advice has been given to me by the Transfer Agent, the Custodian, the Fund, or any agent of either of them, and that all decisions regarding the elections made on this form are my own.
●	The Custodian is authorized to distribute funds from my account in the manner requested. The Fund may conclusively rely on this certification and authorization without further investigation or inquiry.
●	I assume responsibility for any adverse consequences that may arise from the election(s) and agree that the Fund and their agents shall in no way be responsible, and shall be indemnified and held harmless, for any tax, legal or other consequences of the election(s) made on this form.
●	The payment is to be sent to the registered owner(s) of the shares shown in the registration of the account.

Signature:	Date

Print name:	Telephone Number:

Signature (if joint account both must sign):	Date

Print name:	Telephone Number:

CUSTODIAN APPROVAL (FOR ACCOUNTS HELD THROUGH A CUSTODIAN)

RE-IU110107DIRECT (0326)

Apollo Diversified Real Estate Fund

Spring Investor Update

March 26, 2026

CLASS A SHARE (NASDAQ: GIREX) INCEPTION THROUGH 2/28/261

Performance
Cumulative Return	81.12%
Annualized Return	5.22%
Standard Deviation	4.45%
The Fund’s Standard Deviation (a measure of volatility/risk) was 4.45%, more than three times less than the S&P 500 Index (14.63%) over the same period.
Sharpe Ratio	0.72
Alpha	1.25%
Beta	0.17
Private Fund Diversification[2] As of 1/2/26
$255.08 Billion Gross Asset Value
4,017 investments diversified by sector, geography, and manager

Dear Valued Shareholders,

We are pleased to present the Spring 2026 Investor Update for Apollo Diversified Real Estate Fund (the “Fund”). We greatly appreciate the support of our shareholders, and we seek to remain true to the Fund’s stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception on June 30, 2014, through February 28, 2026, the Fund’s load-waived Class A shares generated a(n):1

Total cumulative return of 81.12% and a 5.22% annualized return.
Sharpe ratio of 0.72.
Standard deviation of 4.45%, which is in line with the standard deviation for the Bloomberg U.S. Aggregate Bond Index (4.79%).
Alpha of 1.25%.
Beta of 0.17.

The U.S. economy grew at a moderate pace in 2025, supported by continued consumer spending and business investment, though momentum cooled toward year-end. Real GDP growth decelerated to an annualized rate of 0.7% in Q4 2025, reflecting the drag from the federal government shutdown, weaker export activity, and a labor market that has gradually shifted to a more cautious equilibrium.3 The unemployment rate rose to 4.4% in February 2026 and non-farm payrolls contracted by 92,000, reflecting a slower pace of hiring rather than a broader weakening in economic conditions.4 Inflation has continued to ease from prior peaks, with the Consumer Price Index (“CPI”) rising 2.4% year-over-year as of

Past performance is not indicative of future results. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Actual results may vary. Fund performance based on load-waived, Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. As of 2/28/26, the Fund’s load-waived Class A share had a ten-year annualized return of 4.75%, a five-year annualized return of 4.76% and a one-year return of 2.82%. As of 2/28/26, the Fund’s Class A share with load (adjusted for initial maximum sales charge of 5.75%) had a since inception annualized return of 4.69%, a ten-year annualized return of 4.13%, a five-year annualized return of 3.52%, and a one-year return of -3.09%. Per the Fund’s most recent prospectus the total annual expense ratio without any fee waiver or reimbursement is 2.19% for Class A shares. Certain of these returns reflect the impact of fee waivers and expense limitation and reimbursement agreements in effect during the given period. The Fund’s current expense limitation and reimbursement agreement will remain in effect at least through May 31, 2027. The fees and expenses provided herein are as of the date of the Fund’s most recent prospectus and are qualified in their entirety by the Fund’s prospectus. Actual expenses may be greater or less than shown. Fees and expenses can vary materially. These expense figures should not be considered a representation of future expenses. Subject to change without notice. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but exclude any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. The most recent performance is available at www.apollo.com/adref or by calling 888.926.2688.

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APOLLO DIVERSIFIED REAL ESTATE FUND

FUND PERFORMANCE SINCE INCEPTION (7/1/14 to 2/28/26)1

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE FUND INCEPTION

PERFORMANCE METRICS

	CUMULATIVE RETURN	ANNUALIZED RETURN	STANDARD DEVIATION	SHARPE RATIO	ALPHA	BETA
Apollo Diversified Real Estate Fund (NASDAQ: GIREX)	81.12%	5.22%	4.45%	0.72	1.25%	0.17
S&P 500 Index	331.39%	13.35%	14.63%	0.77	0.00%	1.00
Bloomberg U.S. Aggregate Bond Index	27.26%	2.09%	4.79%	0.02	-1.18%	0.12

RISK & RETURN

Past performance is not indicative of future results. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Actual results may vary. Fund performance based on load-waived, Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. Per the Fund’s most recent prospectus, the total annual expense ratio without any fee waiver or reimbursement is 2.19% for Class A shares. Certain of these returns reflect the impact of fee waivers and expense limitation and reimbursement agreements in effect during the given period. The Fund’s current expense limitation and reimbursement agreement will remain in effect at least through May 31, 2027. The fees and expenses provided herein are as of the date of the Fund’s most recent prospectus and are qualified in their entirety by the Fund’s prospectus. Actual expenses may be greater or less than shown. Fees and expenses can vary materially. These expense figures should not be considered a representation of future expenses. Subject to change without notice. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but exclude any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. The most recent performance is available at www.apollo.com/adref or by calling 888.926.2688.

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APOLLO DIVERSIFIED REAL ESTATE FUND

February 2026, remaining modestly above the Federal Reserve’s (the “Fed”) 2% target.4 Against this backdrop, the Fed held the federal funds target range steady at 3.50% to 3.75% at both its January and March meetings, signaling patience as it weighs labor market softness against lingering price pressures.5 The consensus forecast calls for Real GDP growth of 2.5% for 2026, reflecting a base case that remains expansionary.13 Market participants continue to closely monitor real-time data amid renewed geopolitical tensions and evolving trade policy, alongside the upcoming transition in Federal Reserve leadership, as they assess the implications for economic growth, inflation, and the path of monetary policy.

The backdrop for commercial real estate has continued to firm, with the NCREIF Fund Index – Open End Diversified Core Equity (“NFI-ODCE”), a widely used benchmark for institutional-quality private real estate, posting its sixth consecutive quarter of positive returns in Q4 2025.6 Total commercial real estate investment volume reached $545 billion in 2025, up 23% year-over-year, as improved capital market conditions supported transaction activity.7 In our view, commercial real estate remains well positioned, as these trends suggest the market is entering a more sustained period of stabilization and gradual recovery, enhancing the sector’s relative attractiveness within the broader risk asset universe.

The Fund’s portfolio management team utilizes active management to allocate to sectors that can benefit from secular demand tailwinds, with exposure to high-conviction themes such as industrial, residential, and certain specialty and retail property types, which together represented approximately 90% of the Fund’s private equity portfolio as of January 2, 2026.2 These sectors are supported by durable structural demand drivers, including demographic shifts, evolving consumer behavior, and technological innovation. This positioning, combined with active portfolio management, has contributed to attractive relative performance across market cycles. Since inception on June 30, 2014 through December 31, 2025, the Fund’s private real estate portfolio has generated an annualized excess return of 229 basis points relative to the NFI-ODCE.1, 6 The portfolio management team continues to assess and execute on opportunities across the Fund’s high-conviction themes as market conditions and relative value evolve.

Industrial market conditions remained supported by steady demand for logistics space, while moderating supply growth contributed to a more constructive backdrop. E-commerce sales totaled approximately $1.23 trillion in 2025, increasing 5.4% year-over-year, reinforcing the durability of logistics-driven demand.8 Manufacturing-related leasing also grew significantly as occupiers expanded domestic production capacity to reduce exposure to trade volatility and bring supply chains closer to end consumers, representing a trend that CBRE Econometric Advisors expects to persist as companies continue to diversify through onshore facility investment.7 In Q4 2025, net absorption totaled approximately 64.5 million square feet, while roughly 68.1 million square feet of completions contributed to the national vacancy rate increasing to 6.7%, remaining in-line with the sector’s historical average.7 Market pressure remained concentrated in older and less functional product, while availability within stock built since 2022 declined meaningfully, reflecting continued demand for modern logistics space. New supply is also expected to become more manageable, with national completions projected to total approximately 203.9 million square feet over the next year, more than 50% below the 2023 peak.7 As supply growth continues to moderate, operating conditions and occupancy in the industrial sector are expected to improve.

Multifamily fundamentals remained relatively stable in Q4 2025, with national occupancy at 95.1%, above the historical average, as affordability constraints in the for-sale housing market continued to support renter demand.7 As of Q4 2025, the average payment on a new mortgage was 102% higher than the average rent payment, highlighting the elevated cost of homeownership.7 Housing affordability remained stretched, with the housing cost-to-income ratio at 39.9%, well above its long-term norm while the median age of first-time homebuyers reached an all-time high in 2025, further illustrating how affordability constraints are delaying homeownership.9, 10 In Q4 2025, multifamily completions totaled approximately 95,000 units, while net absorption was negative, reflecting a market still working through elevated deliveries.7 Nevertheless, annual completions have declined substantially from their 2024 peak, with new supply expected to contract by approximately 14% year-over-year in 2026.7 A more subdued delivery pipeline could improve the medium-term supply outlook and support rent growth as demand stabilizes.

The specialty sector includes properties that are purpose-built and influenced by supply and demand dynamics that differ from traditional property types. Student housing, a notable specialty property type, remained supported by healthy early leasing activity entering the 2026–2027 academic year, with Yardi Matrix reporting a preliminary January 2026 prelease rate of 52.3%, up 6.7% from the prior year.11 Rent growth remained muted, however, with average rent per bed at $915 in January 2026, down 0.2% year-over-year, reflecting the impact of recent deliveries in select university markets.11 Healthy leasing momentum and continued enrollment growth could support stable operating conditions for student housing, particularly in markets where new supply remains more limited.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Retail continued to perform within one of the most supply-constrained backdrops across commercial real estate, which helped support fundamentals in well-located assets. Availability across neighborhood, community, and strip centers declined to 6.7% in Q4 2025, while net absorption remained positive at 3.4 million square feet.7 Strip center performance remained particularly firm, with lease rates near historical peaks at nearly 96%.12 New development also remained restrained, with completions continuing to track well below the historical average. This environment was particularly supportive of high-quality retail assets focused on essential and convenience-driven spending.

Office market conditions remained uneven, with performance continuing to vary meaningfully by asset quality and location. National vacancy was approximately 18.7% in Q4 2025, while net absorption remained positive, marking the seventh consecutive quarter of positive absorption.7 New supply continued to decline, with 2.3 million square feet delivered in Q4 2025, the lowest quarterly total since 2012, reinforcing the slowdown in new development.7 Performance remained highly bifurcated by asset quality, with prime building vacancy at 13.5% compared with 19.1% for non-prime space, underscoring the continued preference for higher-quality assets.7 While structural headwinds remain in place, slowing supply and continued demand for better-located, higher-quality assets support a more stable outlook for select parts of the office sector. The Fund maintained a meaningful office sector underweight relative to the NFI-ODCE, with exposure representing less than 150 basis points of the Fund’s private equity portfolio as of January 2, 2026, an active positioning decision that has contributed positively to relative performance since inception.2

The portfolio management team continued to actively allocate across quadrants (private equity, private debt, public equity, public debt), sectors, and markets to seek the best risk-adjusted returns. The Fund’s flexible strategy allows the portfolio management team to capitalize on pricing discrepancies that may emerge between public and private markets or between equity and debt securities, particularly during periods of market dislocation.

The Fund filed a post-effective amendment with the U.S. Securities and Exchange Commission on February 9, 2026, outlining a series of modernizing changes. These updates include a more comprehensive definition of real estate securities that reflects continued evolution in the broader real estate markets as well as enhanced execution capabilities through the inclusion of Apollo-originated investments. The Fund will continue to implement the same active management approach to portfolio construction that it has utilized since inception. We believe this will broaden the Fund’s opportunity set across high growth real estate sectors and provide additional flexibility and optionality to tactically capitalize on the best risk-adjusted returns available in the market today.

Given the nascent real estate recovery, we believe that the above mentioned updates will position the fund to take advantage of opportunities to drive additional returns in line with our existing strategy. Incorporating Apollo-originated private investments may enhance the Fund’s ability to express its high-conviction views across markets and sectors through more direct underwriting, structuring, and portfolio oversight. The structure of the Fund will remain unchanged, and investors will continue to benefit from daily net asset value (“NAV”) transparency and 1940 act governance.

As always, the Fund’s portfolio management team continues to seek attractive risk-adjusted return opportunities across real estate markets. We believe the Fund’s flexible investment approach, focus on relative value, underlying diversification, and ability to leverage the depth and breadth of the Apollo platform position it well as commercial real estate markets continue to evolve.

We thank you for your continued confidence and support.

Represents the views and opinions of Apollo Analysts at the time of this letter and is subject to change at any time without notice.

Apollo Diversified Real Estate Fund is a closed-end management investment company that is operated as an interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. There is no secondary market for the Fund’s shares and none is expected to develop. Please see the Fund’s current prospectus for further information on the Fund’s objective, strategy and risk factors.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Endnotes

Important Note on Index Performance: Index performance is shown for illustrative purposes only and has limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number of investments, recycling or reinvestment of distributions, and types of assets). It may not be possible to directly invest in one or more of these indices and the holdings of the Fund may differ markedly from the holdings of any such index in terms of levels of diversification, types of securities or assets represented and other significant factors. Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of Apollo Diversified Real Estate Fund. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of future events or results.

1.	Past performance is not indicative of future results. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Actual results may vary. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but, unless otherwise noted, exclude any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/adref or by calling 888.926.2688. As of February 28, 2026, the Fund’s load-waived Class A share had a ten-year annualized return of 4.75%, a five-year annualized return of 4.76% and a one-year return of 2.82%. As of February 28, 2026, the Fund’s Class A share with load (adjusted for initial maximum sales charge of 5.75%) had a since inception annualized return of 4.69%, a ten-year annualized return of 4.13%, a five-year annualized return of 3.52%, and a one-year return of -3.09%. Class A share inception date: June 30, 2014. Alpha and beta calculation benchmark: S&P 500 Index.
2.	Fund holdings as of January 2, 2026. Fund size based on Gross Asset Value (GAV). Occupancy calculation is based on the Fund’s allocation to private real estate equity funds. Occupancy is the rate of which underlying properties are occupied, typically through leases. Leverage is the utilization of borrowings by the Fund’s underlying private real estate equity funds and does not represent the Fund’s direct use of leverage. The use of leverage increases investment risk and the potential for increased loss and could adversely affect market value of the Fund’s underlying private investment funds in periods of rising interest rates. Fund holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.
3.	U.S. Bureau of Economic Analysis.
4.	U.S. Bureau of Labor Statistics.
5.	Federal Reserve.
6.	Apollo Analysts, NCREIF Fund Index - Open End Diversified Core Equity Index (NFI-ODCE). The NFI-ODCE is a capitalization weighted index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. As of December 31, 2025, the Fund’s private real estate portfolio had a since inception annualized return of 7.38%. As of December 31, 2025, the NFI-ODCE had a since Fund inception annualized return of 5.09%. As of December 31, 2025, the NFI-ODCE had a quarterly net return of 0.70%.
7.	CBRE Econometric Advisors.
8.	U.S. Census Bureau.
9.	John Burns Research & Consulting.
10.	National Association of Realtors.
11.	Yardi Matrix.
12.	Green Street.
13.	Bloomberg.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Glossary

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Consumer Price Index (CPI): A price index of a basket of goods and services paid by urban consumers.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

FTSE Nareit Equity REITs Index: A free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

NCREIF Fund Index – Open End Diversified Core Equity (NFI-ODCE or NCREIF ODCE Index): An index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. The NFI-ODCE is capitalization-weighted.

S&P 500 Index: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk-free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average three-month U.S. Treasury T-bill auction was used as the risk-free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Summary of Risk Factors

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Real Estate Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, as amended and restated from time to time, which can be obtained by visiting www.apollo.com/adref. Please read the prospectus carefully before investing.

The Fund is a diversified, closed-end management investment company that is operated as an interval fund. The Fund invests at least 80% of its total assets in real estate securities. This investment involves a high degree of risk. An investor should invest in the Fund only if the investor can afford the complete loss of an investment. Prospective investors should carefully read the Fund’s prospectus for a description of the risks associated with an investment in the Fund in determining whether an investment in the Fund is suitable. These risks include, but are not limited to, the following:

●	Limited Liquidity. An investor should consider an investment in the Fund to be of limited liquidity and is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. The Fund’s shares are not listed on any securities exchange, and no secondary public market for the sale of the Fund’s interests exists, nor is one likely or expected to develop. As described in the prospectus under “Quarterly Repurchases of Shares,” the Fund provides limited liquidity through quarterly offers to repurchase a limited amount of the Fund’s shares (at least 5% of the Fund’s outstanding shares); however, there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer.

●	Real Estate Industry Concentration. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by a number of factors, including, but not limited to the following: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

●	Use of Leverage. The Fund utilizes leverage which will magnify the potential for loss on amounts invested in the Fund.

●	Fees and Expenses. The Fund is subject to charges for management and other fees regardless of whether the Fund has a positive return. Please refer to the Fund’s prospectus for a complete description of expenses to be charged to the Fund.

●	Distributions. The Fund will ordinarily pay distributions, if any, once a quarter. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. The Fund may pay distributions in significant part from sources that may not be available in the future and that may be unrelated to the Fund’s performance, such as return of capital and borrowings. Shareholders should note that a return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. A portion of the Fund’s distributions includes return of capital. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com/adref, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the Fund’s website for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors.

●	Potential Loss of Investment. Investing in the Fund is speculative and involves a high degree of risk and no guarantee or representation is made that the Fund’s investment strategy will be successful under all market conditions, nor do we guarantee any level of return or risk. An investment in the Fund could require a long-term commitment, with limited liquidity and the risk of loss of capital. Investors must have the financial ability, sophistication, experience and willingness to evaluate the merits and bear the risks of such an investment. Such an investment is not suitable for all potential investors. Investors could lose part or all of an investment, and the Fund could incur losses in markets where major indices are rising and falling. Results could be volatile. Accordingly, investors should understand that past performance is not indicative nor a guarantee of future results. Investors in the Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.

Neither the SEC nor any state securities regulator has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GWMS,20260324-5331598-16816294

9 West 57th Street New York, NY 10019	212.515.3200 www.apollo.com/adref

This sales material must be accompanied or preceded by the prospectus and must be read in conjunction with the Fund’s prospectus in order to fully understand all the implications and risks of an investment in the Fund. This sales material is neither an offer to sell nor a solicitation of an offer to buy securities. Investments mentioned herein may not be suitable for prospective investors. An offering is made only by the prospectus, which must be made available to you prior to making a purchase of shares and is available at www.apollo.com/adref. Prior to making an investment, investors should read the prospectus, including the “Risk Factors” section therein, which contain the risks and uncertainties that we believe are material to the Fund’s business, operating results, and financial condition.

Forward-Looking Statement Disclosure

Certain information contained in this document constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words, or the negatives thereof. These may include financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. Apollo believes these factors include, but are not limited to, those described under the section entitled “Summary of Risk Factors”, which are further described in the Fund’s prospectus, and any such updated factors included in the Fund’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Fund’s prospectus and other filings. Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Additional Important Disclosure

Past performance is not indicative nor a guarantee of future returns.

This material is confidential and may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”) and is intended solely for the use of the persons to whom it has been delivered. This material does not constitute an offer to sell, or the solicitation of an offer to buy, any security, product or service. Apollo and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this material and is subject to change without notice of any kind. This material and the transactions, investments, products, services, securities or other financial instruments referred to in this material are not directed to, or intended for distribution to or use by, any person or entity who is a citizen or resident of or located in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to any laws or regulations. Recipients may only use this material to the extent permitted by the applicable laws and regulations and should be aware of and observe all such applicable laws and regulations.

Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are suitable only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss.

Opinions expressed herein reflect the current opinions of Apollo as of the date appearing in the materials only and are based on Apollo’s opinions of the current market environment, which is subject to change. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. This material is not complete and the information contained herein may change at any time without notice.

Apollo has not made any representation or warranty, expressed or implied, with respect to fairness, correctness, accuracy, reasonableness, or completeness of any of the information contained herein (including but not limited to information obtained from third parties unrelated to Apollo). Apollo has no responsibility to update any of the information provided in this material.

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its product marketing and distribution, and GCS is a wholesale marketing agent for Apollo-sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Real Estate Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

© 2026 Apollo Global Management, Inc. All rights reserved.

GFC001828 | Exp. 3.31.27	MPRO 6674 | ADREF-IU401674-0326A

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APOLLO DIVERSIFIED REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

March 26, 2026

Dear Apollo Diversified Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this notice is to inform you of the quarterly repurchase offer by Apollo Diversified Real Estate Fund (the “Fund”). Quarterly repurchase offers provide a degree of liquidity to shareholders of the Fund. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on March 26, 2026 and end on May 5, 2026 (the “Repurchase Request Deadline”). If you own shares through a financial intermediary, financial adviser or broker/dealer (“Financial Intermediary”), please contact your Financial Intermediary.

Please also note that Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

If you wish to tender shares, your Financial Intermediary will provide you with specific instructions. If you are unable to contact your Financial Intermediary or own shares directly and wish to tender shares, you can alternatively complete the Repurchase Request Form.

IMPORTANT

All repurchase requests must be received in good order prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

If you have any questions, please refer to the attached Repurchase Offer or contact your Financial Intermediary. You may also contact us directly at 1-888-926-2688.

Sincerely,

Apollo Diversified Real Estate Fund

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APOLLO DIVERSIFIED REAL ESTATE FUND REPURCHASE OFFER

1 THE OFFER	Apollo Diversified Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of the Fund’s issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) (“Repurchase Offer Amount”) as of the Repurchase Request Deadline (as defined below) at a price equal to the net asset value (“NAV”) of the applicable class of shares as of the close of regular business trading on the New York Stock Exchange (“NYSE”) on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders, as no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current effective prospectus and statement of additional information.
2 NET ASSET VALUE

The Fund’s NAV on March 19, 2026 of the Class A shares (GIREX) was $24.26 per share, of the Class C shares (GCREX) was $22.38 per share, of the Class I shares (GRIFX) was $24.92 per share, of the Class L shares (GLREX) was $23.77 per share and of the Class M shares (GMREX) was $23.15 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below).

The Fund’s NAV fluctuates. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you submit your repurchase request.

The current NAV may be obtained by calling 1-888-926-2688 and asking for the most current NAV per share or by visiting www.apollo.com/adref. The shares of the Fund are not traded on any organized market or securities exchange.

3 REPURCHASE REQUEST DEADLINE	All repurchase requests must be received in good order prior to 4:00 p.m., Eastern Time, on May 5, 2026.
4 REPURCHASE PRICING DATE	The NAV used to calculate the repurchase price will be determined as of the close of regular business trading on the NYSE on May 5, 2026 (the “Repurchase Pricing Date”). There is a risk that the NAV per share fluctuates between the date on which you submit your repurchase request and the Repurchase Pricing Date, and that the NAV on the Repurchase Pricing Date may be higher or lower than the NAV on the date you submit your repurchase request.
5 PAYMENT FOR SHARES REPURCHASED	The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.
6 INCREASE IN NUMBER OF SHARES REPURCHASED

If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. There is no assurance that you will be able to sell as many of your shares as you desire to sell in the repurchase offer or in any subsequent repurchase offer. If a portion of your shares were not repurchased due to proration, you will have to wait until the next quarterly repurchase offer to submit a new repurchase request if you still wish to tender your shares for repurchase.

With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, and the Fund repurchases shares on a pro rata basis, it may result in the shareholder not receiving the full amount of a required minimum distribution.

7 WITHDRAWAL OR MODIFICATION	Requests to repurchase shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on May 5, 2026.

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APOLLO DIVERSIFIED REAL ESTATE FUND REPURCHASE OFFER

8 SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER

The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

●    If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

●    For any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

●    For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund’s NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

●    For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9 TAX CONSEQUENCES	You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held.
10 CONTINGENT DEFERRED SALES CHARGES ON CLASS C SHARES	Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.
11 NO REPURCHASE FEE	The Fund does not charge a transaction fee to repurchase Fund shares. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase. If your shares are held at a Financial Intermediary, your intermediary may charge transaction or other fees in connection with your repurchase request.
12 REPURCHASE REQUESTS IN PROPER FORM

All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, Apollo Real Estate Fund Adviser, LLC (the “Adviser”), Aon Investments USA Inc. (the “Sub-Adviser”), SS&C GIDS, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Adviser, nor the Distributor, is or will be obligated to ensure that your Financial Intermediary, or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your Financial Intermediary.

If this repurchase request is due to shareholder death, please call the Fund at 1-888-926-2688 or contact your Financial Intermediary regarding additional required documentation (such as a death certificate).

RE-IU133801BENEFICIAL (0326)

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